MERRILL LYNCH GLOBAL BOND FOCUS FUND

                                       OF

                    MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                        Supplement dated January 14, 1998
                         Prospectus dated April 17, 1998


         The eleventh paragraph under " Management of the Fund - Advisory and Management Arrangements," which provides information about the portfolio manger of the Fund, is revised by deleting the information relating to Paolo H. Valle and adding the following:

         Harry Escobar is the Portfolio Manager of the Fund. Mr. Escobar has been a Director (Global Fixed Income) of MLAM since August 1998. Previously he was a Senior Vice President in the Fixed Income group at Lehman Brothers, Inc. from 1991 to1998, a Trading Manager for fixed income securities at Citibank Securities from 1985 to 1991, and a Portfolio Manager at MLAM from 1978 to 1985. Mr. Escobar is primarily responsible for the day-to-day management of the Fund's investment portfolio.